UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 23, 2019

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton Street, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)
(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

El Paso Electric Company (the “Company”) held its annual meeting of shareholders on May 23, 2019 (the “Annual Meeting”).  As of the close of business on March 25, 2019, the record date for the Annual Meeting, the Company had a total of 40,737,514 shares of common stock outstanding and entitled to vote at the Annual Meeting, of which 38,642,732 shares were represented at the Annual Meeting in person or by proxy.  The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below.  A detailed discussion of each of these proposals can be found in the Company’s Proxy Statement relating to the Annual Meeting filed by the Company with the Securities and Exchange Commission on April 12, 2019.

Proposal 1:  Election of Class I Directors

The Company’s shareholders elected the following persons to serve as Class I directors to hold office for a three-year term expiring at the Company’s 2022 annual meeting of shareholders:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul M. Barbas	36,575,624	246,210	5,793	1,815,105
James W. Cicconi	34,717,166	2,104,669	5,792	1,815,105
Mary E. Kipp	36,374,205	447,764	5,658	1,815,105

After the Annual Meeting, the Board of Directors of the Company (the “Board”) voted to reduce the size of the Board to eight members. In addition to the Class I directors listed in the table above, the following individuals continue to serve as Class II and Class III directors of the Company following the Annual Meeting: Edward Escudero and Eric B. Siegel as Class II directors, and Raymond Palacios, Jr., Stephen W. Wertheimer, and Charles A. Yamarone as Class III directors.

Proposal 2:   Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 by the following vote:

Description	Number of Votes
FOR	37,541,453
AGAINST	1,051,552
ABSTAIN	49,727

Proposal 3:  Advisory Vote on the Company’s Executive Compensation

The Company’s shareholders approved an advisory vote on the Company’s executive compensation for 2018, also known as the “say-on-pay” vote, by the following vote:

Description	Number of Votes
FOR	36,210,340
AGAINST	603,533
ABSTAIN	13,754
BROKER NON-VOTES	1,815,105

Item 8.01. Other Events.

On May 23, 2019, the Company announced that the Board approved an increase to the quarterly cash dividend to $0.385 per share of common stock from its current quarterly rate of $0.36 per share, commencing with the June 28, 2019 dividend payment, which will be payable to shareholders of record as of the close of business on June 14, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2019

EL PASO ELECTRIC COMPANY (Registrant)

By:	/s/ NATHAN T. HIRSCHI
Name:	Nathan T. Hirschi
Title:	Senior Vice President – Chief Financial Officer